® First Quarter 2019 Earnings Investor Presentation May 8, 2019

Disclaimer Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; ability to achieve expected synergies and benefits and performance from strategic acquisitions; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during 2018. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings per Share (“Adjusted EPS”). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Net Income and Adjusted EPS exclude certain items included in the comparable GAAP financial measure. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Adjusted Gross Margin represents Adjusted Gross Profit divided by net revenues, Hostess Brands believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these non-GAAP financial measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income, Adjusted EPS, and other non-GAAP measures differently, and therefore Hostess Brands’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Totals in this Investor Presentation may not add up due to rounding. 2

Hostess Brands Celebrating 100 Years of Delighting Consumers Key Highlights LTM Net Sales: $864 million Efficient Continuous Manufacturing Proven LTM Adj. EBITDA: Iconic Brands 18% $189 million Innovation to and Distribution Scalable Market Share Drive Growth Model Platform LTM Operating Cash Flow: $134 million Financial data are for the last twelve months (“LTM”) ended March 31, 2019 as reported. Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Market Share for the Company within the Sweet Baked Goods (“SBG”) category per Nielsen U.S. total universe, 52 weeks ending March 23, 2019. 3

At Hostess Brands . . . We delight consumers and build iconic brands supported by our core competencies to drive profitable growth Strong Brand Equity Strong Brand Our Growth Strategy Equity Ø Strengthening our core Hostess brand and expanding into adjacent categories through innovation and strong partnerships with our Significant Low Cost customers Cash Flow Model Ø Leveraging our highly efficient and CORE profitable business model COMPETENCIES Ø Executing strategic acquisitions to Collaborative accelerate growth while effectively Continuous Customer managing our capital structure Innovation Partnerships 4

Strong Market Position Growing in the SBG Category Market Share Point-of-Sale 18.1% $1,199 4.1% CAGR $1,154 17.4% $1,109 GainingPoint Almost Annually 1 Share 16.6% $1,021 15.4% in millions 2016 2017 2018 2019 2016 2017 2018 2019 SBG Category POS Source: Nielsen, Total Nielsen Universe for the SBG Category and the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 3/26/16, 3/25/17, 3/24/2018 & 3/23/19. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during the fourth quarter 5 2018. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess.

Sustainable, Profitable Growth Through Strengthening Scalable Platforms ▪ Core Hostess continues to grow with strong customer partnerships and sharpened analytical capabilities ▪ Innovation focus to fuel growth in the core and complementary indulgent and snacking categories based on consumer-centric ideas ▪ Operating with speed and agility, while investing in high ROI activities ▪ Developing consumer and customer insights to enhance growth ▪ Additions of top talent in areas to complement existing team ▪ Consistent, strong cash generation provides strategic options to create shareholder value 6

Progress Against 2019 Growth Pillars

Pillars for Growth	First Quarter 2019 Actions
Grow the Core Profitably drive core growth by building the consumer brand and building customer relationships	✓ Multi-faceted price increase across all channels completed ✓ Developing new tools and capabilities to improve analytics ✓ Expanding Hostess Partner Program to grocery
Grow Through Innovation Accelerate growth through innovation based on consumer insights and industry-leading capabilities	✓ Launch of Birthday Cupcakes and Totally Nutty ✓ Expansion of Breakfast and Value brands ✓ Continued development of pipeline of innovative products
Improve Through Agility & Efficiency Operate at lowest practical cost and optimum value to consumers	✓ Cloverhill Business improved profitability since acquisition ✓ Developing in-house distribution capabilities in Kansas, expected to generate significant savings and enhanced servicing by Q1 2020 ✓ Achieved additional core bakery savings
Cultivate Talent & Capabilities Focused on investing in talent, insights and information to create industry-leading capabilities to support the next phase of growth	✓ Hired Chief Human Resources Officer and Chief Marketing Officer ✓ Announced development of new hub for marketing, innovation and category management in Chicago
Leverage Strong Cash Flow Generated from high cash conversion rates and efficient operating capital needs	✓ Generated operating cash flow of $28.4 million ✓ Improved leverage by 14bps and on target to achieve full year target

Hostess® 1919 SWEETENNIAL™ 2019

the World could Use More HOSTESS

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Current Results and Outlook

First Quarter 2019 Highlights ▪ Net revenue increased $14.0 million, or 6.7%, to $222.7 million. Organic growth contributed $7.2 million or 345 basis points of incremental net revenue primarily from strong growth in the club channel and higher revenue due to price increases. The acquisition of the Cloverhill Business contributed $6.8 million or 326 basis points of incremental net revenue. ▪ Total Company point of sale increased 1.6% and market share of 18.2% was consistent with the first quarter of 2018.* ▪ Adjusted EBITDA increased 5.1% or $2.4 million to $49.4 million, or 22.2% of net revenue ▪ Cash and cash equivalents were $160.5 million as of March 31, 2019 with a leverage ratio of 4.4x, both driven by first quarter operating cash flows of $28.4 million. * Point of sale and market share data for the 13 weeks ended 3/23/19 versus the comparable period in the prior year. Prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during fourth quarter of 2018. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned. 9

Consolidated Financial Results Meaningful Growth in Revenue and Gross Profit Quarter Ended March 31, Change ($ in millions, except per share data) 2019 2018 $ % Net Revenue $ 222.7 $ 208.7 $ 14.0 6.7% Adjusted Gross Profit $ 76.8 $ 72.2 $ 4.6 6.4% Adjusted Gross Margin 34.5% 34.6% -10 bps —% Adjusted EBITDA $ 49.4 $ 47.0 $ 2.4 5.1% Adjusted EPS $ 0.14 $ 0.14 $ — —% Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. 10

Quarterly Point of Sale & Market Share Across Multiple Channels POS Change 1.8% 2.4% (1.9)% 5.1% 78.3% (11.4)% $140 $120 $100 ) s $80 n o i l l i M $60 ( POS Dollars $40 $20 $0 Convenience Grocery Drug Dollar Club Mass Q1 2018 Q1 2019 Market Share 23.0% 13.3% 44.3% 22.5% 20.5% 15.9% Market Share 20 Change (bps) 0 (50) (60) 870 (380) Point of sale and market share data for the 13 weeks ended 3/23/19 as compared to the comparable period in the prior year. Current and prior period market data presented herein reflects a restatement of Convenience Channel data executed by Nielsen during fourth quarter 2018. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. 11

Full-Year 2019 Guidance Reaffirming Previous Guidance 2018 2019 Guidance ($ in millions, except ratio, per share data and tax rate) Growth well above Net Revenue $850.4 the SBG Category Adjusted EBITDA $186.2 $200 - $210 Adjusted EPS $0.54 $0.57 - $0.62 Leverage Ratio 4.5x 3.5x - 3.7x Cash Flow from Operations $143.7 $150 - $160 Capital Expenditures $ 48.4 $30 - $35 Effective Tax Rate 18.2% 21% - 22% Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. The Company’s leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA. 12

A Look Ahead to 2019 Revenue Growth Well Above the SBG Category & Significant Adjusted EBITDA Growth Q1 Q2 Q3 Q4 þ Execute Pricing & ¨ Expand Distribution ¨ Continue ¨ Finish 2019 Launch Breakfast of New Products Distribution Build Strong with of Breakfast & Significant ¨ Accelerate Growth Other Innovation Revenue & Behind Improved EBITDA Growth Merchandising ¨ Strong Back-to- Execution School ¨ Substantially Programming Improve Net Leverage 13

Appendix

Non-GAAP Reconciliations Adjusted Gross Profit & Adjusted Gross Margin Three Months Three Months Ended Ended ($ in millions) 3/31/2019 3/31/2018 Net revenue $ 222.7 $ 208.7 Cost of goods sold 147.6 137.5 Gross profit $ 75.2 $ 71.2 Gross margin 33.8% 34.1% Non-GAAP adjustments: Acquisition and integration costs 1.6 — Special employee incentive compensation — 1.0 Adjusted gross profit $ 76.8 $ 72.2 Adjusted gross margin 34.5% 34.6% 15

Non-GAAP Reconciliations Adjusted EBITDA Three Months Three Months Ended Ended ($ in millions) 3/31/2019 3/31/2018 Net income $ 26.6 $ 29.3 Non-GAAP adjustments: Income tax provision (1.2) 6.5 Interest expense, net 10.2 9.3 Depreciation and amortization 10.9 10.1 Share-based compensation 2.3 1.6 Tax Receivable Agreement remeasurement and gain on buyout (1.8) (12.4) Impairment of property and equipment, intangible assets and goodwill — 1.4 Acquisition and integration costs 1.6 — Special employee incentive compensation 0.4 1.0 Other 0.4 0.1 Adjusted EBITDA $ 49.4 $ 47.0 16

Non-GAAP Reconciliations Adjusted Net Income & Adjusted EPS Three Months Three Months Ended Ended ($ in millions, except shares and per share) 3/31/2019 3/31/2018 Net income $ 26.6 $ 29.3 Non-GAAP adjustments: Tax Receivable Agreement remeasurement and gain on buyout (1.8) (12.4) Remeasurement of deferred taxes (6.0) — Impairment of property and equipment, intangible assets and goodwill — 1.4 Acquisition and integration costs 1.6 — Special employee incentive compensation 0.4 1.0 Tax impact of adjustments (0.4) 1.1 Adjusted net income 20.3 20.5 Non-controlling interest allocation of net income (5.5) (5.5) Non-controlling interest allocation of adjustments (0.4) (0.6) Adjusted net income attributed to Class A stockholders $ 14.4 $ 14.5 Weighted average Class A shares outstanding-diluted 100,777,609 105,041,015 Adjusted EPS $ 0.14 $ 0.14 17